UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2009
SELECTICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29637	77-0432030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1740 Technology Drive, Suite 450		95110
San Jose, CA
(Address of principal executive offices)		(Zip Code)
(408) 570-9700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
On January 2, 2009, Selectica, Inc. (the “Company”) amended and restated the Rights Agreement, dated February 4, 2003 and thereafter amended on November 17, 2008 and December 31, 2008 (as so amended and restated, the “Rights Agreement”), between the Company and Computershare Investor Services, LLC, as rights agent.
On January 2, 2009, a committee of the Board of Directors of the Company (the “ Committee”) approved an exchange (the “Exchange”) of all outstanding rights to purchase shares of the Company’s Series A Junior Participating Preferred Stock (the “Existing Rights”) under the Rights Agreement (other than those formerly held by Versata Enterprises, Inc., Trilogy, Inc., and their “affiliates” and “associates” (collectively, “Versata”), who had become an “acquiring person” under the Rights Agreement) for shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”). All stockholders of record at the close of business on January 2, 2009 (other than Versata) will receive one share of Common Stock in exchange for each Existing Right then held, and the right of any holder to exercise the Existing Rights will terminate. Prior to the Exchange, all stockholders (other than Versata) held one Existing Right for each share of Common Stock that they owned, thus, for all stockholders of record on January 2, 2009 (other than Versata), the Exchange will double the amount of Common Stock that they currently own. Notwithstanding the foregoing, any person (other than Versata) who had purchased or received transfer of shares of Common Stock prior to the record date of the Exchange (and who has not subsequently sold, transferred or otherwise disposed of such shares), but who has not yet become the record holder of such shares due to the settlement of such purchase not having become effective as of that date will be entitled to receive, upon such settlement, the shares issuable upon the Exchange for the Existing Rights associated with the shares subject to that purchase. Likewise, any person who had sold shares of Common Stock prior to the record date of the Exchange but who continues to be reflected on the books and records of the Company as the record holder of such shares due to the settlement of such sale not having become effective as of that record date shall not be entitled to receive the shares issuable upon the Exchange for Existing Rights associated with the shares subject to the sale.
Also on January 2, 2009, the Committee declared a dividend of one preferred share purchase right (the “New Rights”) for each outstanding share of Common Stock under the terms of the Rights Agreement. The dividend is payable on January 2, 2009 to the stockholders of record on January 2, 2009 (the “Record Date”). Each New Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $.0001 per share, of the Company (the “Preferred Stock”) at a price of $1.50 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the New Rights are set forth in the Rights Agreement.
As a result of declaring a dividend of the New Rights, until the earlier to occur of (i) the close of business on the tenth business day following the public announcement that a person or group has acquired beneficial ownership of 4.99% or more of the outstanding shares of Common Stock (or the Board becoming aware of an Acquiring Person, as defined in the Rights Agreement) or (ii) the close of business on the tenth business day (or, except in certain circumstances, such later date as may be specified by the Board of Directors) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group (with certain exceptions) of 4.99% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the New Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with the summary of rights and the New Rights will be transferable only in connection with the transfer of Common Stock. Notwithstanding the foregoing, any person or group that beneficially owns 4.99% or more of the outstanding shares of Common Stock on January 2, 2009 (immediately following the Exchange) will not be deemed an Acquiring Person unless and until such person or group acquires beneficial ownership of additional shares of Common Stock representing one-half of one percent (.5%) or more of the shares of Common Stock then outstanding (unless as a result such person or group would beneficially own fifteen percent (15%) or more of the outstanding shares of Common Stock). The Board of Directors of the Company may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Rights Agreement if the Board of Directors of the Company determines that such person’s or group’s ownership of Common Stock will not jeopardize or endanger the availability of the NOLs to the Company, and the Board of Directors may also, in its sole discretion, exempt any transaction from the provisions of the Rights Agreement.
The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the New Rights), the New Rights will be attached to and will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the New Rights), new shares of Common Stock issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference (with respect to shares represented by certificates) or notice will be provided thereof in accordance with applicable law (with respect to uncertificated shares). Until the Distribution Date (or earlier expiration of the New Rights), the surrender for transfer of any certificates representing shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of the summary of rights, or the transfer by book-entry of any uncertificated shares of Common Stock, will also constitute the transfer of the New Rights associated with such shares. As soon as practicable following the Distribution Date, separate certificates evidencing the New Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the New Rights.
The New Rights are not exercisable until the Distribution Date. The New Rights will expire on January 2, 2012 (the “Final Expiration Date”), unless the Final Expiration Date is advanced or extended by the Board of Directors of the Company or unless the New Rights are earlier redeemed or exchanged by the Company, in each case as described below.
The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the New Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).
The number of outstanding New Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.
Shares of Preferred Stock purchasable upon exercise of the New Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $10.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of the greater of (a) $10.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.
Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each New Right should approximate the value of one share of Common Stock.
In the event that any person or group becomes an Acquiring Person with respect to the New Rights, each holder of a New Right, other than New Rights beneficially owned by the Acquiring Person (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a New Right that number of shares of Common Stock having a market value of two times the exercise price of the New Right.
In the event that, after a person or group has become an Acquiring Person with respect to the New Rights, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a New Right (other than New Rights beneficially owned by an Acquiring Person which will have become null and void) will thereafter have the right to receive upon the exercise of a New Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the New Right.
At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the New Rights (other than New Rights owned by such Acquiring Person which will have become null and void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per New Right (subject to adjustment for stock splits, stock dividends and similar transactions).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.
At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the New Rights in whole, but not in part, at a price of $.0001 per New Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine. The redemption of the New Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. Immediately upon any redemption of the New Rights, the right to exercise the New Rights will terminate and the only right of the holders of New Rights will be to receive the Redemption Price.
For so long as the New Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the New Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the New Rights.
Until a New Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
This summary description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference to Exhibit 4.1 of this Current Report on Form 8-K.
Section 3 – Securities and Trading Markets
Item 3.02 – Recent Sales of Unregistered Securities
See the disclosures in Item 1.01 of this Current Report on Form 8-K, which are incorporated herein by reference, relating to the Exchange. No underwriters were involved in the Exchange. The consideration received by the Company for the Exchange was the termination of all previously outstanding Existing Rights. The Common Stock issued by the Company pursuant to the Exchange either involved no sale for value in which any investment decision was made by holders of Existing Rights or was offered and sold pursuant to the exemption from registration provided by Section 3(a)(9) under the Securities Act of 1933, as amended.
Item 3.03. Material Modifications of Rights of Security Holders
See the disclosures in Items 1.01 and 5.03 of this Current Report on Form 8-K, which are incorporated herein by reference.
Section 5 – Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On January 2, 2009, the Company approved an amendment to the Amended and Restated Certificate of Incorporation of the Company by authorizing the filing of a Certificate of Designation for the Series B Junior Participating Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware expected to occur on or about January 5, 2009. See the description set out under Item 1.01 for a more complete description of the rights and preferences of the Series B Junior Participating Preferred Stock, which is incorporated herein by reference.
Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure
On January 2, 2009, the Company issued a press release announcing the approval of the Exchange and the declaration of a dividend of the New Rights under the Rights Agreement. The press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in such filing.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the Company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of Company operations, or the performance or achievements of the Company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to fluctuations in demand for Selectica’s products and services; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Company’s industry; and risks related to the Company’s past stock granting policies and related restatement of financial statements. Selectica undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the Company can be found in the Company’s most recent Form 10-KSB, and other reports filed by the Company with the Securities and Exchange Commission. Notwithstanding the adoption of the Rights Agreement, there can be no assurances that the Company will be able to utilize the NOLs in the future.
All forward-looking statements in this Form 8-K are made as of the date hereof, and we do not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit Number	Exhibit Description
3.1	Certificate of Designation of Series B Junior Participating Preferred Stock, to be filed with the Secretary of State of the State of Delaware on or about January 5, 2009.*

4.1	Amended and Restated Rights Agreement, dated as of January 2, 2009, between Selectica, Inc. and Computershare Investor Services, LLC, as Rights Agent, together with the following exhibits thereto: Exhibit A — Form of Certificate of Designation of Series B Junior Participating Preferred Stock of Selectica, Inc.; Exhibit B — Form of Right Certificate; Exhibit C — Summary of Rights to Purchase Shares of Preferred Stock of Selectica, Inc.*

99.1	Press Release, dated January 3, 2009.

*	Deemed “filed” pursuant to General Instruction B.1 of the Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Selectica, Inc.
Date: January 2, 2009	By:	/s/ Richard Heaps
	Name:	Richard Heaps
	Title:	Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Certificate of Designation of Series B Junior Participating Preferred Stock, to be filed with the Secretary of State of the State of Delaware on or about January 5, 2009.

4.1	Amended and Restated Rights Agreement, dated as of January 2, 2009, between Selectica, Inc. and Computershare Investor Services, LLC, as Rights Agent, together with the following exhibits thereto: Exhibit A — Form of Certificate of Designation of Series B Junior Participation Preferred Stock of Selectica, Inc.; Exhibit B — Form of Right Certificate; Exhibit C — Summary of Rights to Purchase Shares of Preferred Stock of Selectica, Inc.

99.1	Press Release, dated January 3, 2009.